EX-23.3
                                                                  EXHIBIT 23.3




                         CONSENT OF KAUFMANN DAVIS, PC.
                          Certified Public Accountants

                               ------------------


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                                                                  EXHIBIT 23.2


                               Kaufmann Davis, PC
                          CERTIFIED PUBLIC ACCOUNTANTS

                         Report of Independent Auditors


         We consent to the incorporation by reference in this Registration Statement of H-Quotient, Inc. on Form S-8 of our report dated May 11, 2000 appearing in the incorporated by reference Annual Report on Form 10-KSB of H-Quotient, Inc., for the years ended December 31, 1999 and December 31, 1998.



                                                  By: s/ Kaufmann Davis, PC
                                                  -------------------------
                                                  Kaufmann Davis, PC
                                                  Certified Public Accountants








March 28, 2001
Bethesda, MD